VANGUARD
NEW YORK
TAX-FREE FUND


Semiannual Report - May 31, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                            [PHOTO]
JOHN C.  BOGLE                     JOHN J. BRENNAN
SENIOR CHAIRMAN                    CHAIRMAN & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS ....   1

THE MARKETS IN PERSPECTIVE .......   3

REPORT FROM THE ADVISER ..........   5

PERFORMANCE SUMMARIES ............   7

PORTFOLIO PROFILES ...............   8

FINANCIAL STATEMENTS .............  11

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

DEAR SHAREHOLDER,

           Prices of municipal bonds nudged higher during the first half of Vanguard New York Tax-Free Fund's 1998 fiscal year, reflecting a slight easing in long-term interest rates and docile inflation. These higher prices, combined with six months of interest income, gave investors in tax-exempt securities a solid return for the half-year ended May 31, 1998.

           In this environment, the +1.7% earned by our Money Market Portfolio and the +3.7% return of our Insured Long-Term Portfolio outpaced the returns of their peers. The adjacent table presents each Portfolio's six-month return as well as those of average competing mutual funds.

---------------------------------------------
                              TOTAL RETURNS
                            SIX MONTHS ENDED
                              MAY 31, 1998
---------------------------------------------
MONEY MARKET PORTFOLIO            +1.7%
Average New York Tax-Exempt
  Money Market Fund               +1.5
---------------------------------------------
INSURED LONG-TERM PORTFOLIO       +3.7%
Average New York Municipal Bond   +3.1
Fund
---------------------------------------------


           The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on an increase in net asset value from $11.05 per share on November 30, 1997, to $11.16 per share on May 31, 1998, adjusted for dividends totaling $0.284 per share paid from net investment income and a distribution of $0.017 per share from net realized capital gains. The Money Market Portfolio's net asset value remained at $1 per share, as is expected but not guaranteed. On May 31, the Insured Long-Term Portfolio's yield stood at 4.63%, and the Money Market Portfolio's yield at 3.53%.

THE PERIOD IN REVIEW

A storybook environment that featured solid economic growth, declining interest rates, and well-behaved inflation showed no signs of fading during the half-year. As a result, the six-month period was a good one for bonds and even better for stocks.

           The decline in interest rates was particularly helpful. Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from remarkably good inflation news--consumer prices were up just 0.8% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

           Yields on high-grade, long-term municipal bonds fell on balance to 5.22% on May 31, down from 5.36% on November 30, 1997. The yield on top-grade (MIG-1) short-term municipal notes declined to 3.65%, from 3.80% six months earlier.

           Despite the good news for bonds, stocks continued to lead the party. The Standard & Poor's 500 Composite Stock Price Index returned +15.1% for the six months, a spectacular return for such a brief period.

           Our low expenses explained the advantage achieved by our Money Market Portfolio, which returned +1.7%, over the average New York tax-exempt money market mutual fund, which returned +1.5%.

           The +3.7% total return achieved by the Insured Long-Term Portfolio consisted of a +2.6% income return and a +1.1% capital return that reflected slightly lower interest rates.

The Portfolio's performance topped the +3.1%return of the average insured New York municipal bond fund but was a hair behind the +3.8% return of the unmanaged Lehman Brothers Municipal Bond Index. This national Index, which exists outside the "real world" of operating expenses and transaction costs, is a tough standard for all state tax-exempt funds.

           In reviewing the results of the past six months, it's important to remember that the interest rate environment is not always so friendly to bond investors. During periods when interest rates are on the rise, existing bond prices fall and thus diminish, rather than augment, a fund's total return.

           Also, we urge you to keep in mind that our six-month performance accounts for only half of the year's interest income, whereas bond prices react immediately to interest rate changes. However, over time, unpredictable changes in interest rates tend to even out, leaving the rate of interest income as the chief source of long-term bond returns. That's why investors should consider a full year's interest income as part of a semiannual review. Over the twelve months ended May 31, 1998--a period when interest rates generally declined--our Insured Long-Term Portfolio provided a total return of +9.0%, consisting of an income return of +5.4% and a capital return of +3.6%.

           For Vanguard New York Tax-Free Fund, our excellent long-term performance is largely a function of two elements: our low expenses and our disciplined management approach. For our shareholders, these factors are significant and durable advantages that we expect to continue. Our Portfolios have annualized expense ratios (expenses as a percentage of average net assets) of 0.21%, compared with 1.03% charged by the average state long-term tax-exempt fund and 0.53% for the average state tax-exempt money market fund.

           Our cost advantage allows us to offer a portfolio of higher-quality bonds without compromising the yields earned by our shareholders. Our Insured Long-Term Portfolio invests in bonds that carry private insurance guaranteeing the payment of principal and interest in the event of an issuer's default. This insurance comes at the cost of slightly lower gross yields, but our lower costs more than make up the difference, thus enabling our Portfolio to provide net returns that are fully competitive with those of uninsured municipal bond portfolios.

IN SUMMARY

While it's enjoyable to bask in the glow of the financial markets' recent stellar performance, it's important to remember that the markets are still subject to cycles. Interest rates cannot--and will not--march lower indefinitely. Nor will stocks sustain their above-average performance forever.

           Given that financial markets are not a one-way street, we reiterate our belief that a balanced portfolio of stock funds, bond funds, and money market funds can help investors "stay the course" toward their investment objectives--no matter what the market environment.


/s/ JOHN C. BOGLE                            /s/ JOHN J. BRENNAN

John C. Bogle                                John J. Brennan
Senior Chairman                              Chairman and
                                             Chief Executive Officer
June 16, 1998

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998

The U.S. financial markets turned in another excellent performance during the half-year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

           Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

           The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

------------------------------------------------------------
                                        TOTAL RETURNS
                                 PERIODS ENDED MAY 31, 1998
------------------------------------------------------------
                                6 MONTHS   1 YEAR  5 YEARS*
------------------------------------------------------------
EQUITY
  S&P 500 Index                   15.1%    30.7%     22.2%
  Russell 2000 Index               6.5     21.2      16.1
  MSCI EAFE Index                 16.2     11.4       9.8
------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index      4.1%    10.9%      7.1%
  Lehman 10-Year Municipal Bond    3.8      9.3       6.9
  Index
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index      2.7      5.3       4.9
------------------------------------------------------------
OTHER
  Consumer Price Index             0.8%     1.7%      2.5%
------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

           Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

           The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

           The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even-stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

           Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

           In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER

The uncertainty facing financial markets at the start of Vanguard New York Tax-Free Fund's 1998 fiscal year continued throughout the past six months. The U.S. economy displayed surprising strength, which obliged the Federal Reserve Board's Open Market Committee to reinstate a bias toward a tighter monetary policy. Disruptive events in Asia boosted demand for U.S. Treasury securities. The dichotomy between domestic and international forces caused interest rates to trade within a narrow range. Against this backdrop, the prices of municipal bonds remained relatively stable during the six months. The Insured Long-Term Portfolio's total return was 3.7%, while the Money Market Portfolio earned 1.7%.

           During the period, tight labor markets underscored the strength in the domestic economy, which grew at a robust 5.4% annual pace during the January-March quarter. Monthly increases in nonfarm payrolls averaged 277,000 during the first half of our fiscal year, and the nation's unemployment rate dropped to a 28-year low of 4.3% in April and May. On the other hand, economic and political unrest in Asia cast a bit of a shadow on the strong U.S. economy. In Indonesia, riots and protests against the government and economic conditions ultimately forced President Suharto to step down after a 32-year reign. In Japan, economic lethargy persisted, and the yen fell to its lowest level against the U.S. dollar in eight years. Asian investors bought U.S. Treasury securities as a potential safe haven, helping interest rates to fall instead of to rise, as they might otherwise have done in a strong domestic economy.

THE INSURED LONG-TERM PORTFOLIO

Over the fiscal half-year, the yield on the 30-year Treasury bond declined 0.25 percentage point to 5.80%. Rates didn't drop as far for municipal bonds, with the yield on 30-year, AAA-rated bonds declining 0.13 percentage point to 5.05%. Municipal bond yields didn't fall as much as yields on taxable bonds primarily because of an increased supply of new municipals. Municipal issuance for the six months was 50% higher than during the same period a year earlier, thanks partly to a heavy volume of refundings (bonds issued to refinance debt at lower interest rates). Another big factor was a $3.5 billion transaction for the Long Island Power Authority, the largest single new issue in the history of municipal finance.

           Market conditions appear favorable for municipal bonds. Supply should diminish as refunding volume subsides. Moreover, in June and July investors will have an estimated $45 billion to $60 billion of coupon payments and bond redemptions to reinvest, so demand for bonds should be strong in the summer.

           In our last report to you, we discussed the narrowing spread between yields on high- and lower-quality municipals. The decline stemmed both from the overall reduction in bond yields and the growing use of municipal bond insurance to enhance credit quality, which limited the supply of lower-quality, higher-yielding bonds. This compression in quality spreads continued during the first half of fiscal 1998. Nearly half of all newly issued municipal bonds came with insurance that enabled the bonds to secure a top AAA rating. As a result, the yield spread between AAA-rated insured and BBB-rated (low-quality) bonds narrowed to 15 basis points (0.15 percentage point). In short, investors were taking substantially greater credit risk to earn a very modest incremental yield. It is difficult to predict when this trend will reverse, but when it does, prices of low-quality bonds will decline relative to prices of high-quality insured bonds. Your Insured Long-Term Portfolio is positioned to benefit from such a reversal. The Portfolio maintains top overall credit quality through a combination of insured and AA-rated municipal bonds. Coupled with our low expense ratio, the Portfolio's high credit quality offers shareholders an unbeatable combination of minimal credit risk and consistent, above-average performance relative to our competitors.

THE MONEY MARKET PORTFOLIO

The economic drama that unfolded throughout the first half of the fiscal year triggered a 7-basis-point decline in yields on 1-year Treasury bills, which finished the period with a 5.42% yield. Concurrently, yields on 1-year municipals fell 6 basis points to conclude the period at 3.75%. With the domestic economy's strength offset somewhat by ongoing economic uncertainties abroad, the Money Market Portfolio is positioned neutrally in terms of its average maturity. In addition to economic forces, two issues had a significant impact on the short-term municipal securities market.

           The first issue was the adoption by the Securities and Exchange Commission of amendments to Rule 2a-7 under the Investment Company Act of 1940. This regulation governs certain risk characteristics of money market portfolios. The changes were designed to tighten regulation of money market funds and improve the likelihood that the funds will retain a stable net asset value. Because Vanguard's tax-exempt money market portfolios have been and will continue to be managed conservatively with a focus on high quality, the impact of these amendments should be minimal for our shareholders. However, some of our competitors operate with lower quality standards, and may have to alter their approach to fund management.

           The second issue was the onset of heavy share redemptions during April and May, a seasonal outflow as shareholders paid personal income taxes. The sector of the mutual fund market that includes state-specific money market portfolios lost $4.1 billion in assets, or 6.5% of the total, during tax season, according to IBC Financial Data. As funds sold securities to provide cash for share redemptions, an overabundance of supply in the short-term market was created. This excess supply caused a spike in yields during late April and much of May. We took advantage of this rise in yields to selectively purchase securities with maturity dates other than early July, when a seasonal lack of supply is expected to push yields lower. We also used this buying opportunity to further diversify the Portfolio and enhance its overall credit quality.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Vanguard Fixed Income Group

June 15, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each Portfolio, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: SEPTEMBER 3, 1997-MAY 31, 1998
---------------------------------------------------------
          MONEY MARKET PORTFOLIO     AVERAGE
                                      FUND*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
PERIOD   RETURN   RETURN   RETURN    RETURN
---------------------------------------------------------
1997      0.0%     0.8%     0.8%      0.8%
1998**    0.0%     1.7%     1.7%      1.5%

  *Average New York Tax-Exempt Money Market Fund.

**Six months ended May 31, 1998.

See Financial Highlights table on page 20 for dividend information since the Portfolio's inception.

INSURED LONG-TERM PORTFOLIO
TOTAL INVESTMENT RETURNS: APRIL 7, 1986-MAY 31, 1998
---------------------------------------------------------
        INSURED LONG-TERM PORTFOLIO  LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
---------------------------------------------------------
1986       0.8%    4.3%     5.1%      5.0%
1987     -12.0     6.2     -5.8      -0.2
1988       4.4     7.2     11.6      10.6
1989       5.1     7.2     12.3      11.0
1990      -0.7     6.7      6.0       7.7
1991       3.9     7.0     10.9      10.3
1992       4.1     6.5     10.6      10.0
1993       6.4     6.0     12.4      11.1
1994     -11.5     5.1     -6.4      -5.2
1995      13.5     6.4     19.9      18.9
1996       0.4     5.4      5.8       5.9
1997       0.9     5.5      6.4       7.2
1998**     1.1     2.6      3.7       3.8

  *Lehman Municipal Bond Index.

**Six months ended May 31, 1998.

See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*
-----------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                    -------------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------------
Money Market Portfolio             9/3/1997      --       --       0.00%**  1.92%**  1.92%**
Insured Long-Term Portfolio        4/7/1986   10.41%    6.64%      2.30     6.21     8.51
-----------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Since inception.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
--------------------------------------------
Yield                                  3.5%
Average Maturity                    56 days
Average Quality                       MIG-1
Expense Ratio                        0.21%*

*Annualized.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
MIG-1/SP-1+                           54.3%
A-1/P-1                               34.8
AAA/AA                                10.6
A                                      0.3
------------------------------------------------
Total                                100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

FINANCIAL ATTRIBUTES
---------------------------------------------
Number of Issues                        219
Yield                                  4.6%
Yield to Maturity                      4.7%
Average Coupon                         5.6%
Average Maturity                  9.5 years
Average Quality                         AAA
Average Duration                  6.7 years
Expense Ratio                        0.21%*
Cash Reserves                          1.1%

*Annualized.

INVESTMENT FOCUS
------------------
[GRAPH]

VOLATILITY MEASURES
---------------------------------------------
              INSURED LONG-TERM      LEHMAN
                      PORTFOLIO      INDEX*
---------------------------------------------
R-Squared                  0.98        1.00
Beta                       1.14        1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
------------------------------------------------
AAA                                   99.8%
AA                                     0.2
A                                      0.0
BBB                                    0.0
BB                                     0.0
B                                      0.0
Not Rated                              0.0
------------------------------------------------
Total                                100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
---------------------------------------------
Under 1 Year                           4.6%
1-5 Years                             20.6
5-10 Years                            27.6
10-20 Years                           33.9
20-30 Years                           13.3
Over 30 Years                          0.0
---------------------------------------------
Total                                100.0%

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------
                                                                                      FACE        MARKET
                                                             MATURITY               AMOUNT        VALUE*
MONEY MARKET PORTFOLIO                           COUPON          DATE                (000)         (000)
-----------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (98.9%)
-----------------------------------------------------------------------------------------------------------
Babylon NY IDA Resource Recovery Bonds VRDO       3.90%      6/3/1998            $   8,000    $    8,000
Battery Park City NY Auth.                        7.70%      5/1/1999 (Prere.)       5,000         5,275
East Hampton NY Union Free School Dist. TAN      4.125%     6/29/1998                5,000         5,001
Erie County NY Water Auth. Rev. VRDO              3.90%      6/3/1998 (2)            8,400         8,400
Great Neck NY Union Free School Dist. TAN         4.25%     6/30/1998                3,000         3,001
Harrison, Village of Westchester County NY GO     4.25%    12/17/1998                4,048         4,059
Ithaca NY BAN                                     4.00%     1/22/1999               10,971        10,991
Long Island NY Power Auth. Rev. VRDO              3.95%      6/2/1998               10,000        10,000
Metropolitan Transit Auth. of New York TOB VRDO
  (Commuter Fac. Rev.)                            4.02%      6/4/1998               10,620        10,620
Monroe County NY GO                               3.70%      9/1/1998                4,000         4,000
Muni. Assistance Corp. for New York City NY VRDO  3.85%      6/3/1998 LOC           12,300        12,300
Nassau County NY Combined Sewer Dist.             6.60%     7/15/1998 (Prere.)         800           819
Nassau County NY GO                               4.50%      9/1/1998 (3)            5,000         5,008
New York City NY GO VRDO                          3.90%      6/3/1998 LOC            1,420         1,420
New York City NY GO VRDO                          3.95%      6/2/1998 LOC              900           900
New York City NY GO VRDO                          3.95%      6/3/1998 LOC              500           500
New York City NY GO VRDO                          4.00%      6/2/1998 (1)              400           400
New York City NY GO VRDO                          4.00%      6/3/1998 LOC            1,600         1,600
New York City NY Health & Hosp. Corp. Rev.        3.80%      6/3/1998 LOC           10,700        10,700
  VRDO (Health System)
New York City NY Health & Hosp. Corp.Rev.         3.90%      6/3/1998 LOC            2,800         2,800
  VRDO (Health System)
New York City NY IDA Dev. VRDO                    3.95%      6/2/1998 LOC            8,900         8,900
  (National Audubon Society)
New York City NY Muni. Water Finance Auth. CP     3.90%     7/10/1998 LOC            5,000         5,000
New York City NY Muni. Water Finance Auth. CP     3.95%     6/11/1998 LOC            7,000         7,000
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                  4.00%      6/2/1998 (3)            8,160         8,160
New York City NY RAN                              4.50%     6/30/1998 LOC           22,700        22,717
New York City NY TOB VRDO                         4.02%      6/4/1998 (1)            2,275         2,275
New York City NY Trust for Cultural Resources
  VRDO (Solomon R. Guggenheim Foundation)         3.95%      6/2/1998 LOC           11,825        11,825
New York State Dormitory Auth. (State Univ.)      7.60%      7/1/1998 (Prere.)       3,000         3,070

-----------------------------------------------------------------------------------------------------------
                                                                                      FACE         MARKET
                                                             MATURITY               AMOUNT         VALUE*
MONEY MARKET PORTFOLIO                           COUPON          DATE                (000)         (000)
-----------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. CP                 3.50%      7/9/1998 LOC         $  4,000         4,000
  (Sloan Kettering Cancer Center)
New York State Dormitory Auth. CP                 3.80%     8/14/1998 LOC            3,000         3,000
  (Sloan Kettering Cancer Center)
New York State Dormitory Auth. VRDO               3.95%      6/2/1998               10,095        10,095
  (Cornell Univ.)
New York State Dormitory Auth. VRDO               4.05%      6/3/1998 LOC            7,100         7,100
  (Foundling Charities Corp.)
New York State Dormitory Auth.                    3.75%      6/3/1998               10,000        10,000
  VRDO (Rockefeller Univ.)
New York State Dormitory Auth. TOB                4.02%      6/4/1998 (1)            4,000         4,000
  VRDO (City Univ. of New York)
New York State Environmental Fac. Corp.
  Solid Waste Disposal Rev. CP                    3.50%      7/9/1998                3,800         3,800
  (General Electric Co. Project)
New York State Environmental Fac. Corp.
  Solid Waste Disposal Rev. CP                    3.55%      7/9/1998                2,400         2,400
  (General Electric Co. Project)
New York State Environmental Fac. Corp.
  Solid Waste Disposal Rev. CP                    3.85%      6/2/1998                6,200         6,200
  (General Electric Co. Project)
New York State Environmental Fac. Corp.
  Solid Waste Disposal Rev. CP                    3.85%     7/14/1998                1,200         1,200
  (General Electric Co. Project)
New York State Environmental Fac. Corp.
TOB VRDO (Muni. Water Finance Auth.               4.02%      6/4/1998 (1)            5,000         5,000
  Project)
New York State Local Govt. Assistance             4.02%      6/4/1998 (2)            2,000         2,000
  Corp. TOB VRD
New York State Local Govt. Assistance             3.85%      6/3/1998 LOC            1,600         1,600
  Corp. VRDO
New York State Local Govt. Assistance             3.90%      6/3/1998 LOC           17,400        17,400
  Corp. VRDO
Onondaga County NY BAN                            4.50%     5/21/1999                4,850         4,875
Oyster Bay NY BAN                                 4.00%     10/2/1998               10,000        10,015
Oyster Bay NY BAN                                 4.00%     4/30/1999                3,630         3,641
Oyster Bay NY GO                                  4.05%     12/1/1998                1,575         1,577
Port Auth. of New York & New Jersey CP            3.40%      6/1/1998                4,910         4,910
Port Auth. of New York & New Jersey CP            3.55%      7/9/1998                5,615         5,615
Rockland County NY BAN                            4.00%      3/4/1999                6,400         6,423
Roslyn NY Union Free School Dist. TAN             4.25%     6/29/1998                1,500         1,500
Syosset NY Central School Dist. TAN               4.25%     6/29/1998                3,000         3,002
Triborough Bridge & Tunnel Auth. NY VRDO          3.90%      6/3/1998 (3)            3,900         3,900
Westchester County NY Health Care Corp. CP        3.60%      8/3/1998               10,000        10,000
Westchester County NY Health Care Corp. CP        3.75%     8/13/1998               15,000        15,000
OUTSIDE NEW YORK:
Puerto Rico Commonwealth Aqueduct & Sewer Auth.   7.00%      7/1/1998 (Prere.)       1,120         1,145
Puerto Rico Govt. Dev. Bank VRDO                  3.80%      6/3/1998                1,100         1,100
Puerto Rico Highway & Transp. Auth. Rev. VRDO     3.75%      6/3/1998 LOC            1,500         1,500
-----------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (COST $326,739)                                                                                326,739
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-----------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                               4,465
Liabilities                                                                                         (989)
                                                                                             --------------
                                                                                                   3,476
-----------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------
Applicable to 330,214,638 outstanding shares
  of beneficial interest(unlimited                                                              $330,215
  authorization--no par value)
===========================================================================================================

NET ASSET VALUE PER SHARE                                                                          $1.00
===========================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 17.
-----------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------
                                                                                    AMOUNT           PER
                                                                                     (000)         SHARE
-----------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                  $330,215         $1.00
 Undistributed Net Investment Income                                                    --            --
 Accumulated Net Realized Gains                                                         --            --
 Unrealized Appreciation                                                                --            --
-----------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                       $330,215         $1.00
===========================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE          MARKET
                                                                                  MATURITY             AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                     COUPON                DATE              (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (98.9%)
---------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (85.0%)
Albany County NY GO                                              5.00%       10/1/2005 (3)           $  2,000        $  2,089
Albany County NY GO                                              5.00%       10/1/2012 (3)              4,400           4,527
Albany County NY GO                                              7.00%       1/15/2005 (2)              1,250           1,331
Albany NY Muni. Water Finance Auth.                              7.50%       12/1/2017 (1)              2,080           2,158
Battery Park City NY Auth.                                       5.50%       11/1/2026 (2)             11,750          12,135
Broome County NY Public Safety Fac. Project                      5.25%        4/1/2015 (1)              3,000           3,028
Buffalo & Erie County NY Toll Bridge Auth.                       6.00%        1/1/2015 (1)              4,500           4,832
Buffalo NY General Improvement                                   6.75%        3/1/2006 (1)              1,815           1,978
Buffalo NY General Improvement                                   6.75%        3/1/2007 (1)                390             425
Buffalo NY General Improvement                                   6.75%        3/1/2009 (1)                410             447
Buffalo NY General Improvement                                   6.75%        3/1/2010 (1)                380             414
Buffalo NY General Improvement                                   6.75%        3/1/2011 (1)                385             419
Buffalo NY Muni. Water Finance Auth.                             5.75%        7/1/2019 (4)              8,500           9,268
Buffalo NY Sewer Auth. System Rev.                               5.00%        7/1/2012 (3)              5,675           5,702
Buffalo NY Sewer Auth. System Rev.                               5.25%        7/1/2008 (3)              3,500           3,620
Duchess County NY Resource Recovery Solid Waste System           7.50%        1/1/2009 (3)              2,000           2,137
Erie County NY GO                                                6.10%       1/15/2006 (3)              1,865           2,069
Erie County NY GO                                               6.125%       1/15/2007 (3)              1,660           1,857
Erie County NY Water Auth. Rev.                                  0.00%       12/1/2005 (2)              3,000           2,150
Erie County NY Water Auth. Rev.                                  0.00%       12/1/2006 (2)              6,915           4,740
Erie County NY Water Auth. Rev.                                  6.00%       12/1/2008 (2)              1,600           1,760
Town of Hempstead NY GO                                          5.50%        8/1/2011 (3)              2,450           2,594
Town of Hempstead NY GO                                         5.625%        2/1/2012 (3)              1,490           1,590
Town of Hempstead NY GO                                         5.625%        2/1/2013 (3)              1,170           1,245
Huntington NY GO                                                 5.50%        4/1/2013 (3)              3,400           3,533
Huntington NY GO                                                 6.70%        2/1/2011 (3)                310             370
Long Island NY Power Auth. Electric System Rev.                 5.125%       12/1/2022 (4)             41,450          40,909
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)      5.30%        7/1/2022 (3)             17,475          17,605
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)      5.50%        7/1/2017 (2)             11,585          11,963
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)     5.625%        7/1/2015 (4)              5,000           5,212
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)      5.70%        7/1/2017 (1)              7,000           7,386
Metropolitan Transit Auth. of New York (Commuter Fac. Rev.)      6.25%        7/1/2022 (1)              3,000           3,296
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax) 5.25%        4/1/2021 (1)              7,900           7,919
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax) 5.25%        4/1/2026 (1)             40,560          40,623
Metropolitan Transit Auth. of New York (Dedicated Petroleum Tax) 6.00%        4/1/2020 (1)             25,000          28,478
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)       5.70%        7/1/2017 (1)              5,500           5,803
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)       6.00%        7/1/2011 (2)              2,000           2,073
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)       6.10%        7/1/2026 (4)             13,425          14,775
Metropolitan Transit Auth. of New York (Transp. Fac. Rev.)       7.00%        7/1/2009 (2)             19,050          22,912
Monroe County NY GO (Rochester Water Dist.)                      5.70%        6/1/2005 (3)              1,350           1,464
Monroe County NY GO (Woodbury Central School Dist.)             5.625%       5/15/2010 (1)              1,000           1,081
Monroe County NY GO (Woodbury Central School Dist.)             5.625%       5/15/2011 (1)              1,000           1,074
Monroe County NY GO (Woodbury Central School Dist.)             5.625%       5/15/2012 (1)              1,000           1,069
Monroe County NY GO (Woodbury Central School Dist.)             5.625%       5/15/2013 (1)              1,425           1,518
Monroe County NY GO (Woodbury Central School Dist.)             5.625%       5/15/2014 (1)              1,000           1,062
Montgomery, Ostego, Scholoharie Counties NY Solid Waste          5.25%        1/1/2014 (1)              1,640           1,659
Mount Sinai NY Union Free School Dist.                           6.20%       2/15/2014 (2)              1,050           1,210
Nassau County NY Combined Sewer Dist. GO                         4.80%       10/1/2005 (3)              1,760           1,809
Nassau County NY Combined Sewer Dist. GO                         5.00%       10/1/2007 (3)              1,715           1,784
Nassau County NY Combined Sewer Dist. GO                         5.00%        5/1/2009 (3)              3,210           3,339
Nassau County NY Combined Sewer Dist. GO                         5.00%        5/1/2010 (3)              2,875           2,982
Nassau County NY Combined Sewer Dist. GO                         5.00%        5/1/2011 (3)              1,770           1,828
Nassau County NY Combined Sewer Dist. GO                         5.00%        5/1/2012 (3)              1,760           1,808
Nassau County NY Combined Sewer Dist. GO                         5.35%        7/1/2008 (1)              4,730           5,049
Nassau County NY Combined Sewer Dist. GO                         5.35%       1/15/2009 (1)              3,505           3,745
Nassau County NY Combined Sewer Dist. GO                         5.35%        7/1/2009 (1)              4,635           4,963
Nassau County NY Combined Sewer Dist. GO                        5.875%        8/1/2012 (3)                825             881
Nassau County NY Combined Sewer Dist. GO                         6.20%       5/15/2007 (1)                840             914

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE          MARKET
                                                                                   MATURITY             AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                     COUPON                 DATE              (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO                          6.20%       5/15/2008 (1)             $  835          $  909
Nassau County NY Combined Sewer Dist. GO                          6.25%       5/15/2009 (1)                825             899
Nassau County NY Combined Sewer Dist. GO                          6.25%       5/15/2010 (1)                820             891
Nassau County NY GO                                              5.125%        3/1/2013 (2)              5,860           5,979
Nassau County NY GO                                              5.125%        3/1/2014 (2)              5,900           5,986
Nassau County NY GO                                               5.50%       7/15/2007 (1)              1,270           1,345
Nassau County NY GO                                               5.50%       7/15/2008 (1)              1,300           1,380
Nassau County NY GO                                               5.50%       7/15/2009 (1)              1,325           1,404
Nassau County NY GO                                               5.50%       7/15/2010 (1)              1,345           1,421
Nassau County NY GO                                               5.50%       7/15/2011 (1)              1,370           1,442
Nassau County NY GO                                               5.70%        8/1/2011 (3)              2,000           2,164
Nassau County NY GO                                               5.75%        2/1/2011 (1)              1,100           1,175
New York City NY Cultural Resources
   (American Museum of Natural History)                           5.60%        4/1/2018 (1)              2,635           2,758
New York City NY Cultural Resources
   (American Museum of Natural History)                           5.65%        4/1/2022 (1)              5,000           5,236
New York City NY Cultural Resources
   (American Museum of Natural History)                           5.70%        4/1/2016 (1)             12,730          13,513
New York City NY Cultural Resources (Museum of Modern Art)        5.40%        1/1/2006 (2)                720             763
New York City NY Cultural Resources (Museum of Modern Art)        5.40%        1/1/2006 (2)(ETM)            85              91
New York City NY Cultural Resources (Museum of Modern Art)        5.40%        1/1/2012 (2)              3,400           3,511
New York City NY Cultural Resources (Museum of Modern Art)        5.50%        1/1/2007 (2)                805             854
New York City NY Cultural Resources (Museum of Modern Art)        5.50%        1/1/2007 (2)(ETM)            35              38
New York City NY GO                                               5.75%        8/1/2009 (3)              4,250           4,538
New York City NY GO                                              6.625%        8/1/2002 (1)(Prere.)        495             550
New York City NY GO                                              6.625%        8/1/2013 (1)                180             197
New York City NY GO                                               6.95%       8/15/2004 (1)(Prere.)      1,460           1,692
New York City NY GO                                               7.10%        2/1/2002 (1)(Prere.)      4,400           4,909
New York City NY GO                                               7.10%        2/1/2009 (1)                600             667
New York City NY GO VRDO                                          4.00%        6/2/1998 (1)              2,400           2,400
New York City NY Health & Hosp. Corp.                            5.625%       2/15/2013 (2)             23,400          24,687
New York City NY IDA (USTA Project)                              6.375%      11/15/2014 (4)              2,000           2,224
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                      5.00%       6/15/2021 (3)              5,395           5,279
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                     5.125%       6/15/2022 (2)              6,000           5,930
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                      5.35%       6/15/2013 (1)              5,300           5,431
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                     5.875%       6/15/2012 (2)             20,000          22,330
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                     5.875%       6/15/2013 (2)             20,000          22,330
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                 4.00%        6/2/1998 (3)              6,275           6,275
New York State Dormitory Auth. (Barnard College)                  5.25%        7/1/2026 (2)              4,370           4,377
New York State Dormitory Auth. (City Univ. of New York)           6.25%        7/1/2019 (1)              4,485           4,894
New York State Dormitory Auth. (City Univ. of New York)           7.00%        7/1/2014 (3)             20,700          22,218
New York State Dormitory Auth. (Colgate Univ.)                    6.50%        7/1/2001 (1)(Prere.)      1,350           1,472
New York State Dormitory Auth. (Columbia Presbyterian Hosp.)      5.50%       2/15/2007 (2)              3,500           3,739
New York State Dormitory Auth. (Fordham Univ.)                    5.50%        7/1/2023 (3)             10,150          10,423
New York State Dormitory Auth. (Fordham Univ.)                    5.75%        7/1/2015 (3)              1,500           1,586
New York State Dormitory Auth. (Fordham Univ.)                    7.20%        7/1/2015 (2)                710             765
New York State Dormitory Auth. (Iona College)                     5.25%        7/1/2008 (1)              1,000           1,056
New York State Dormitory Auth. (Iona College)                     5.35%        7/1/2009 (1)              1,000           1,058
New York State Dormitory Auth. (Iona College)                    7.625%        7/1/1998 (1)              5,000           5,116
New York State Dormitory Auth. (Ithaca College)                   6.25%        7/1/2021 (1)             10,000          10,830
New York State Dormitory Auth. (Montefiore Medical Center)        5.25%        2/1/2015 (2)             42,750          43,269
New York State Dormitory Auth. (Mt. Sinai School of Medicine)     6.75%        7/1/2015 (1)              7,245           7,876
New York State Dormitory Auth. (New School for Social Research)  5.625%        7/1/2016 (1)              2,260           2,387
New York State Dormitory Auth. (New York Univ.)                   6.00%        7/1/2015 (3)             32,165          34,274

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                       MATURITY              AMOUNT          VALUE*
                                                                     COUPON                DATE               (000)           (000)
------------------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. (Pace)                                5.625%        7/1/2017 (1)             11,185          11,794
New York State Dormitory Auth. (Rensselaer Polytech. Institute)       6.50%        7/1/2006 (3)              3,000           3,256
New York State Dormitory Auth. (Rochester Institute of Technology)    5.25%        7/1/2022 (1)              3,000           3,007
New York State Dormitory Auth. (Rochester Institute of Technology)    5.30%        7/1/2017 (1)              6,275           6,384
New York State Dormitory Auth. (School Dist.)                         6.00%        7/1/2015 (3)              2,675           2,736
New York State Dormitory Auth. (Siena College)                        6.00%        7/1/2011 (1)              1,500           1,615
New York State Dormitory Auth. (Sloan Kettering Cancer Center)        5.75%        7/1/2019 (1)              9,700          10,628
New York State Dormitory Auth. (Sloan Kettering Cancer Center)        5.75%        7/1/2020 (1)              7,500           8,236
New York State Dormitory Auth. (State Univ.)                          5.75%        7/1/2007 (2)              2,250           2,467
New York State Dormitory Auth. (State Univ.)                          5.75%        7/1/2008 (2)              3,335           3,670
New York State Dormitory Auth. (State Univ.)                          6.00%       5/15/2000 (2)(Prere.)      1,825           1,897
New York State Dormitory Auth. (State Univ.)                          6.00%        7/1/2009 (2)              1,590           1,792
New York State Dormitory Auth. (St. John's Univ.)                     5.60%        7/1/2016 (1)              7,000           7,346
New York State Dormitory Auth. (St. John's Univ.)                     5.70%        7/1/2026 (1)              9,230           9,714
New York State Dormitory Auth. (St. Joseph's Hosp.)                   5.25%        7/1/2018 (1)              6,700           6,700
New York State Dormitory Auth. (St. Vincent Hosp. Medical Center)     5.80%        8/1/2025 (2)              4,250           4,459
New York State Dormitory Auth. (Union College)                        5.75%        7/1/2010 (3)              1,800           1,924
New York State Dormitory Auth. (Vassar Brothers Hosp.)                5.25%        7/1/2017 (4)              8,025           8,073
New York State Dormitory Auth. (Vassar Brothers Hosp.)               5.375%        7/1/2025 (4)              7,000           7,087
New York State Energy Research & Dev. Auth. PCR
   (Niagara Mohawk)                                                  6.625%       10/1/2013 (3)             10,000          10,859
New York State Environmental Fac. Water PCR                           5.50%       6/15/2009 (1)             10,000          10,759
New York State Local Govt. Assistance Corp. Rev.                      5.00%        4/1/2021 (1)              6,325           6,190
New York State Local Govt. Assistance Corp. Rev.                     5.375%        4/1/2019 (1)              3,000           3,050
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           5.50%       8/15/2021 (3)+             8,000           8,093
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           6.00%       8/15/2015 (1)             15,000          16,167
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                          6.375%       8/15/2010 (3)              6,100           6,606
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           7.40%       2/15/1999 (1)(Prere.)        430             449
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                           7.40%       8/15/2007 (1)                460             480
New York State Medical Care Fac. Finance Agency
   (Sisters of Charity-Buffalo)                                      6.625%       11/1/2018 (2)              5,500           5,967
New York State Thruway Auth. Rev.                                     5.00%        1/1/2020 (1)              5,055           4,957
New York State Thruway Auth. Rev.                                     5.50%        1/1/2023 (3)              6,800           6,890
New York State Thruway Auth. Rev.                                     6.00%        1/1/2015 (3)             11,600          12,541
New York State Thruway Auth. Rev.                                     6.00%        1/1/2025 (3)             14,250          15,439
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.25%        4/1/2015 (2)             10,000          10,173
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.30%        4/1/2010 (1)              3,775           3,945
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.50%        4/1/2015 (1)             12,480          12,939
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.80%        4/1/2010 (2)             14,215          15,380
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       5.80%        4/1/2011 (2)              8,635           9,297
New York State Thruway Auth. Rev. (Highway & Bridge Trust Fund)       6.00%        4/1/2009 (3)              5,000           5,548
New York State Thruway Auth. Rev. (Service Contract)                  5.75%        4/1/2013 (1)              4,000           4,284
New York State Urban Dev. Corp.                                      5.375%        1/1/2012 (1)             21,375          21,988
New York State Urban Dev. Corp.                                       5.50%        4/1/2016 (1)             13,350          13,821
Niagara Falls NY Bridge Comm.                                         5.25%       10/1/2015 (3)              5,000           5,226
Niagara Falls NY Bridge Comm.                                         6.25%       10/1/2020 (3)              8,685          10,198
Niagara Falls NY Bridge Comm.                                         6.25%       10/1/2021 (3)              9,230          10,876
North Hempstead NY GO                                                 6.30%        4/1/2008 (3)              2,055           2,355
North Hempstead NY GO                                                 6.40%        4/1/2010 (3)              1,500           1,750
North Hempstead NY GO                                                 6.40%        4/1/2011 (3)              2,075           2,425
North Hempstead NY Solid Waste Auth.                                  5.00%        2/1/2012 (1)              3,370           3,400
Smithtown NY GO                                                       5.25%        4/1/2006 (1)              1,000           1,053
Smithtown NY GO                                                       5.45%        4/1/2008 (1)                400             423
Suffolk County NY GO                                                  5.00%        4/1/2006 (1)              2,255           2,322
Suffolk County NY GO                                                  5.00%       7/15/2006 (3)              1,000           1,031

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE          MARKET
                                                                                   MATURITY             AMOUNT          VALUE*
INSURED LONG-TERM PORTFOLIO                                      COUPON                DATE              (000)           (000)
--------------------------------------------------------------------------------------------------------------------------------
Suffolk County NY GO                                              5.10%       7/15/2007 (3)              1,280           1,323
Suffolk County NY GO                                              5.20%       7/15/2008 (3)              1,100           1,140
Suffolk County NY Water Auth.                                     5.25%        6/1/2010 (2)(ETM)         3,790           4,048
Suffolk County NY Water Auth.                                     5.25%        6/1/2011 (2)(ETM)         2,380           2,530
Suffolk County NY Water Auth.                                     5.25%        6/1/2012 (2)(ETM)         4,290           4,535
Suffolk County NY Water Auth.                                     5.25%        6/1/2017 (2)              1,695           1,766
Suffolk County NY Water Auth.                                     5.75%        6/1/2002 (2)(Prere.)      1,100           1,187
Suffolk County NY Water Auth.                                     5.75%        6/1/2013 (2)              7,340           7,815
Triborough Bridge & Tunnel Auth. NY                               5.50%        1/1/2017 (2)             18,485          18,748
City of Yonkers NY School Dist. GO                                5.60%        8/1/2009 (3)                535             577
City of Yonkers NY School Dist. GO                                5.70%        8/1/2010 (3)                545             589
OUTSIDE NEW YORK:
Puerto Rico Electric Power Auth. Rev.                             5.25%        7/1/2015 (4)              5,000           5,149
Puerto Rico Electric Power Auth. Rev.                             6.50%        7/1/2006 (1)             10,000          11,460
Puerto Rico GO                                                    5.00%        7/1/2017 (1)             11,475          11,447
Puerto Rico GO                                                    5.00%        7/1/2018 (1)              2,650           2,640
Puerto Rico Infrastructure Financing Auth. Rev.                   5.00%        7/1/2021 (2)              3,000           2,959
Puerto Rico Public Building Auth.                                 0.00%        7/1/2003 (3)              4,000           3,245
                                                                                                               -----------------
                                                                                                                     1,071,973
                                                                                                               -----------------
PORTFOLIO INSURED (0.1%)
New York State Energy Research & Dev.
   (Niagara Mohawk Power Corp.)                                  8.875%       11/1/2025                  1,100          1,128
                                                                                                               -----------------

SECONDARY MARKET INSURED (7.7%)
Muni. Assistance Corp. for New York City NY                       6.00%        7/1/2008 (3)             22,350          23,543
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                      5.00%       6/15/2017 (3)              4,000           3,961
New York State Dormitory Auth. (City Univ.)                       5.75%        7/1/2009 (3)              3,750           4,145
New York State Dormitory Auth. (City Univ.)                       5.75%        7/1/2011 (3)              5,950           6,580
New York State Dormitory Auth. (Cornell Univ.)                    7.25%        7/1/2012 (1)              1,175           1,268
New York State Dormitory Auth. (State Univ.)                      6.00%       5/15/2017 (2)              3,775           3,898
New York State Dormitory Auth. (FHA Hosp. & Presbyterian Hosp.)   5.50%        2/1/2010 (2)              6,330           6,775
New York State Medical Care Fac. Finance Agency                   5.25%       2/15/2019 (3)             16,230          16,188
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                      5.375%       2/15/2014 (1)              5,000           5,102
Port  Auth. of New York & New Jersey                              6.50%       1/15/2026 (1)              1,500           1,594
Triborough Bridge & Tunnel Auth. NY                               5.50%        1/1/2019 (2)              4,000           4,010
Triborough Bridge & Tunnel Auth. NY                               6.00%        1/1/2012 (1)              7,805           8,798
Triborough Bridge & Tunnel Auth. NY                               6.75%        1/1/2009 (2)              3,000           3,561
Triborough Bridge & Tunnel Auth. NY                              6.875%        1/1/2015 (3)              7,000           7,559
                                                                                                               ----------------
                                                                                                                        96,982
NONINSURED (6.1%)
Muni. Assistance Corp. for New York City NY VRDO                  3.85%        6/3/1998 LOC                900             900
New York City NY GO VRDO                                          3.95%        6/2/1998 LOC              7,720           7,720
New York City NY GO VRDO                                          3.95%        6/3/1998 LOC                800             800
New York City NY GO VRDO                                          4.00%        6/2/1998 LOC              5,200           5,200
New York City NY GO VRDO                                          4.00%        6/3/1998 LOC              9,600           9,600
New York City NY Health & Hosp. Corp. Rev. VRDO (Health System)   3.80%        6/3/1998 LOC              1,200           1,200
New York State Dormitory Auth. (Columbia Univ.)                   5.75%        7/1/2015                 11,965          12,378
New York State Dormitory Auth. (Cornell Univ.)                    3.95%        6/2/1998                  2,005           2,005
New York State Dormitory Auth. (Foundling Charitable Corp.)       4.05%        6/3/1998                  3,000           3,000
New York State Dormitory Auth. (Rockefeller Univ.)                5.00%        7/1/2015                  1,100           1,108
New York State Dormitory Auth. (Rockefeller Univ.)                5.00%        7/1/2018                  4,555           4,538
New York State Energy Research & Dev. Auth. PCR VRDO
   (New York State Elect. & Gas)                                  3.95%        6/2/1998 LOC              4,800           4,800
New York State Environmental Fac. Water PCR                       5.55%       7/15/2009                  2,000           2,157
New York State Local Govt. Assistance Corp. VRDO                  3.90%        6/3/1998 LOC              9,400           9,400
Onondaga County NY Public Improvements                           5.875%       2/15/2008                  2,475           2,740
Port Auth. of New York & New Jersey VRDO                          4.00%        6/2/1998                    500             500

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE          MARKET
                                                                                MATURITY                 AMOUNT          VALUE*
                                                                  COUPON            DATE                  (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
Westchester County NY GO                                           6.70%       11/1/2008                $ 3,250         $ 3,867
Westchester County NY GO                                           6.70%       11/1/2009                  3,645           4,370
OUTSIDE NEW YORK:
Puerto Rico Govt. Dev. Bank VRDO                                   3.80%        6/3/1998 LOC                500             500
                                                                                                                    -------------
                                                                                                                         76,783
                                                                                                                    -------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,168,395)                                                                                                  1,246,866
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
---------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     43,968
Liabilities                                                                                                             (30,555)
                                                                                                                    -------------
                                                                                                                         13,413
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------------
Applicable to 112,903,923 outstanding shares of
    beneficial interest (unlimited authorization--no par value)                                                      $1,260,279
=================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                $11.16
=================================================================================================================================
*See Note A in Notes to Financial Statements.
+Securities with a value of $6,171,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.

---------------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMOUNT            PER
                                                                                                           (000)          SHARE
---------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                      $1,178,271         $10.43
 Undistributed Net Investment Income                                                                          --             --
 Accumulated Net Realized Gains                                                                            3,882            .03
 Unrealized Appreciation (Depreciation)--Note E
   Investment Securities                                                                                  78,471            .70
   Futures Contracts                                                                                        (345)            --
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                           $1,260,279         $11.16
=================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------
                                                                      MONEY      INSURED
                                                                     MARKET    LONG-TERM
                                                                  PORTFOLIO    PORTFOLIO
                                                            --------------------------------
                                                             SIX MONTHS ENDED MAY 31, 1998
                                                            --------------------------------
                                                                      (000)        (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                          $4,404      $31,909
                                                            --------------------------------
      Total Income                                                    4,404       31,909
                                                            --------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                       13           78
      Management and Administrative                                     209          976
      Marketing and Distribution                                         24          163
   Insurance Expense                                                     --            2
   Custodian Fees                                                         3            8
   Auditing Fees                                                         10            4
   Shareholders' Reports                                                  1           18
   Annual Meeting and Proxy Costs                                        --            2
   Trustees' Fees and Expenses                                           --            1
                                                            --------------------------------
      Total Expenses                                                    260        1,252
      Expenses Paid Indirectly--Note C                                   (3)         (66)
                                                            --------------------------------
      Net Expenses                                                      257        1,186
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 4,147       30,723
--------------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                             1        5,977
   Futures Contracts                                                     --          109
--------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                         1        6,086
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                 --        7,749
   Futures Contracts                                                     --         (403)
--------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         --        7,346
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $4,148      $44,155
============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                            MONEY MARKET                    INSURED LONG-TERM
                                              PORTFOLIO                          PORTFOLIO
                                    ------------------------------     ---------------------------------
                                      SIX MONTHS                         SIX MONTHS             YEAR
                                           ENDED        SEP. 3* TO            ENDED            ENDED
                                    MAY 31, 1998     NOV. 30, 1997     MAY 31, 1998    NOV. 30, 1997
                                           (000)             (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income               $   4,147           $    635          $  30,723      $  53,818
   Realized Net Gain (Loss)                    1                 (1)             6,086            200
   Change in Unrealized                       --                 --              7,346         11,461
      Appreciation (Depreciation)
                                       -----------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations         4,148                634             44,155         65,479
                                       -----------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                  (4,147)              (635)           (30,723)       (53,818)
   Realized Capital Gain                      --                 --             (1,756)        (3,537)
                                       -----------------------------------------------------------------
      Total Distributions                 (4,147)              (635)           (32,479)       (57,355)
                                       -----------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                329,330            160,750            203,012        299,846
   Issued in Lieu of Cash                  3,965                607             23,858         41,951
   Distributions Redeemed               (151,040)           (13,397)          (111,683)      (175,804)
                                       -----------------------------------------------------------------
      Net Increase from Capital Share    182,255            147,960            115,187        165,993
          Transactions
--------------------------------------------------------------------------------------------------------
   Total Increase                        182,256            147,959            126,863        174,117
--------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                   147,959                 --          1,133,416        959,299
                                       -----------------------------------------------------------------
   End of Period                        $330,215           $147,959         $1,260,279     $1,133,416
========================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                329,330            160,750             18,188         27,602
   Issued in Lieu of Cash Distributions    3,965                607              2,141          3,857
   Redeemed                             (151,040)           (13,397)           (10,018)       (16,191)
                                       -----------------------------------------------------------------
      Net Increase in Shares             182,255            147,960             10,311         15,268
         Outstanding
========================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

           The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------
                                                                    MONEY MARKET PORTFOLIO
                                                            SIX MONTHS ENDED        SEP. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  MAY 31, 1998     NOV. 30, 1997
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $1.00             $1.00
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                                .016              .008
   Net Realized and Unrealized Gain (Loss) on Investments                 --                --
      Total from Investment Operations                                  .016              .008
                                                             ---------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                                (.016)            (.008)
   Distributions from Realized Capital Gains                              --                --
                                                             ---------------------------------
      Total Distributions                                              (.016)            (.008)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $1.00             $1.00
-----------------------------------------------------------------------------------------------

TOTAL RETURN                                                            1.66%             0.84%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                                 $330              $148
   Ratio of Total Expenses to Average Net Assets                     0.21%**           0.20%**
   Ratio of Net Investment Income to Average Net Assets              3.30%**           3.52%**
-----------------------------------------------------------------------------------------------

  *Commencement of operations.
**Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                              INSURED LONG-TERM PORTFOLIO
FOR A SHARE OUTSTANDING                                                          YEAR ENDED NOVEMBER 30,
THROUGHOUT EACH PERIOD                  SIX MONTHS ENDED    ---------------------------------------------------------------
                                            MAY 31, 1998        1997          1996        1995        1994          1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $11.05      $10.99        $11.01     $  9.70      $10.97        $10.45
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                            .284        .572          .569        .581        .588          .594
   Net Realized and Unrealized Gain (Loss)
      on Investments                                .127        .101          .045       1.310      (1.258)         .665
                                             ------------------------------------------------------------------------------
      Total from Investment Operations              .411        .673          .614       1.891       (.670)        1.259
DISTRIBUTIONS                                ------------------------------------------------------------------------------
   Dividends from Net Investment Income            (.284)      (.572)        (.569)      (.581)      (.588)        (.594)
   Distributions from Realized Capital Gains       (.017)      (.041)        (.065)         --       (.012)        (.145)
                                             ------------------------------------------------------------------------------
      Total Distributions                          (.301)      (.613)        (.634)      (.581)      (.600)        (.739)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.16      $11.05        $10.99      $11.01     $  9.70        $10.97
===========================================================================================================================

TOTAL RETURN                                       3.75%       6.36%         5.84%      19.90%      -6.37%        12.42%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)           $1,260      $1,133          $959        $859        $695          $807
   Ratio of Total Expenses to
      Average Net Assets                          0.21%*       0.20%         0.20%       0.22%       0.22%         0.19%
   Ratio of Net Investment Income to
      Average Net Assets                          5.10%*       5.26%         5.28%       5.51%       5.60%         5.47%
   Portfolio Turnover Rate                          17%*          6%            5%         10%         20%           10%
---------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Money Market and Insured Long-Term Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs.
The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At May 31, 1998, the Fund had contributed capital of $86,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Fund's Trustees and officers are also Directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by:


        -----------------------------------------------------------------------------
                                         EXPENSE REDUCTION
                                                                   TOTAL EXPENSE
                                               (000)              REDUCTION AS A
                                 ------------------------------
                                    DIRECTED         CUSTODIAN  PERCENT OF AVERAGE
         PORTFOLIO                  BROKERAGE          FEES         NET ASSETS
        -----------------------------------------------------------------------------
         Money Market                   --              $3               --
         Insured Long-Term             $58               8            0.01%*
        -----------------------------------------------------------------------------

         *Annualized.

D. During the six months ended May 31, 1998, the Insured Long-Term Portfolio purchased $225,845,000 of investment securities and sold $94,529,000 of investment securities, other than temporary cash investments.

E. At May 31, 1998, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $78,471,000, consisting of unrealized gains of $78,926,000 on securities that had risen in value since their purchase and $455,000 in unrealized losses on securities that had fallen in value since their purchase.

     At May 31, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                --------------------------------
                                                  AGGREGATE
                                 NUMBER OF        SETTLEMENT      UNREALIZED
PORTFOLIO/FUTURES CONTRACTS    SHORT CONTRACTS       VALUE       DEPRECIATION
--------------------------------------------------------------------------------
Insured Long-Term/
   U.S. Treasury Bond              150              $18,225         $(240)
   U.S. Treasury Note              150               16,969          (105)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific
Tea Co., IKON Office Solutions, Inc.,
Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
    Portfolio
   Small Capitalization Growth
    Stock Portfolio
   Small Capitalization Stock
    Portfolio
   Small Capitalization Value
    Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
    Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
    Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
    Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio


BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
   Intermediate-Term Bond
    Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
    Portfolio
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term Corporate
    Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term Corporate
    Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
   Conservative Growth
    Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q762-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.